UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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DELAWARE	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events
As announced previously, on August 21, 2019, Atkins Nutritionals, Inc. (“Atkins”), a wholly-owned subsidiary of The Simply Good Foods Company (the “Company”), entered into a Stock and Unit Purchase Agreement (the “Purchase Agreement”) with Voyage Holdings, LLC, a Delaware limited liability company (“Voyage Holdings”), VMG Quest Blocker, Inc., a Delaware corporation (“VMG Blocker”, and together with Voyage Holdings, the “Target Companies”), VMG Voyage Holdings, LLC, a Delaware limited liability company, VMG Tax-Exempt II, L.P. a Delaware limited partnership (together with VMG Voyage Holdings, LLC, the “VMG Sellers”) and other parties (collectively, the “Sellers”). Pursuant to the Purchase Agreement, the Company will acquire Quest Nutrition, LLC at the closing of the transactions contemplated thereby (the “Acquisition”), via Atkins’ acquisition of 100% of the equity interests of each of Voyage Holdings and VMG Blocker for a cash purchase price of $1.0 billion (subject to customary adjustments for the Target Companies’ levels of cash, indebtedness, net working capital and transaction expenses as of the closing). Quest Nutrition, LLC is wholly owned by Voyage Holdings.

This Current Report on Form 8-K is being filed by the Company to provide (i) audited consolidated financial statements of Voyage Holdings as of and for the years ended December 31, 2018, 2017 and 2016, (ii) unaudited consolidated financial statements of Voyage Holdings as of June 30, 2019 and for the six months ended June 30, 2019 and 2018, and audited consolidated financial statements of Voyage Holdings as of December 31, 2018, and (iii) unaudited pro forma condensed combined financial information giving effect to the Acquisition as of May 25, 2019, for the 39-weeks ended May 25, 2019 and for the 52-weeks ended August 25, 2018.

Item 9.01	Financial Statements and Exhibits
(a)     Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Voyage Holdings as of and for the years ended December 31, 2018, 2017 and 2016 are filed as Exhibit 99.1 hereto, and incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Voyage Holdings as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and 2018 are filed as Exhibit 99.2 hereto, and incorporated herein by reference.

The consent of Deloitte & Touche LLP, Voyage Holdings' independent auditors, is attached as Exhibit 23.1 hereto.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information giving effect to the Acquisition as of May 25, 2019, for the 39-weeks ended May 25, 2019 and for the 52-weeks ended August 25, 2018, are filed as Exhibit 99.3 hereto, and incorporated herein by reference.

(d)     Exhibits:

Exhibit No.	Description

23.1	Consent of Independent Auditors.
99.1	Audited Condensed Financial Statements of Voyage Holdings as of and for the years ended December 31, 2018, 2017 and 2016.
99.2	Unaudited Interim Condensed Consolidated Financial Statements of Voyage Holdings as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and 2018.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of May 25,2019, for the 39-weeks ended May 25, 2019 and for the 52-weeks ended August 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SIMPLY GOOD FOODS COMPANY

Date:	September 30, 2019	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)